First Quarter Earnings Call Supplemental Information May 10, 2023

Enhabit Home Health & Hospice 2 Disclaimer Forward looking statements Statements contained in this presentation which are not historical facts, such as those relating to future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All such estimates, projections, and forward-looking information speak only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by Enhabit include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, our ability to attract and retain key management personnel and healthcare professionals, potential disruptions or breaches of our or our vendors’ information systems, the outcome of litigation, our ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures, and our ability to control costs, particularly labor and employee benefit costs. Our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, which will be filed with the SEC, discuss other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this presentation. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this presentation. Note regarding presentation of non-GAAP financial measures This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented at the end of this presentation. Our Form 8-K, furnished as of the date of this presentation with the SEC, provides further explanation and disclosure regarding Enhabit’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Note regarding presentation of same-store comparisons The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Contents Overview of Quarterly Results and Strategic Commentary 4 Consolidated 5-7 De Novos and Acquisitions 8 Home Health 9-10 - Quality 11 Hospice 12-13 Consolidated Adjusted EBITDA 14 Debt, Liquidity and Adjusted Free Cash Flow 15-16 Guidance 17-20 Appendix, Including Company Overview & Reconciliations to GAAP 21-32

Quarterly Results at a Glance

Home health continued strong growth in Medicare Advantage admissions; new agreements added

Non-episodic admissions grew 31.9%, driving total admissions growth of 1.2% year over year.

Nine new Medicare Advantage agreements negotiated during Q1, including one **national payor agreement** and two **national convener agreements.** All agreements effective May 1, 2023.

Hospice sequential growth in admissions; continued improvement in staffing

7.1% sequential increase in hospice admissions

Continued improvement in staffing; number of staffing constrained locations is lowest in four quarters

The continued home health payor mix shift and resumption of sequestration impacted revenue and adjusted EBITDA.

The home health payor mix shift and resumption of sequestration reduced consolidated net service revenue and adjusted EBITDA approximately $10 million.

Home health cost per visit increased 2.3% year over year.

Incremental costs associated with being a stand-alone company approximated $2 million.

$265.1M Revenue	**$0.05** Reported EPS
$25.3M Adjusted EBITDA	**$0.09** Adjusted EPS
53,943 Home Health Total Admissions	**3,122** Hospice Admissions
57,827 Home Health Completed Episodes	**3,523** Hospice Average Daily Census
$2,943 Home Health Revenue per Completed Episode	**$155** Hospice Revenue per Day
$88 Home Health Cost per Visit	**$77** Hospice Cost per Day

Reconciliations to GAAP provided on pages 28 to 32

Enhabit Home Health & Hospice
4

Enhabit Home Health & Hospice 5 Consolidated Results ($ in millions, except per share data) Q1 '23 vs. '222023 2022 Home health net service revenue $215.8 $224.9 (4.0) % Hospice net service revenue $49.3 $49.4 (0.2) % Total net service revenue $265.1 $274.3 (3.4) % % of Revenue % of Revenue Cost of services 50.0% $(132.6) 47.3% $(129.7) 2.2 % Gross margin 50.0% $132.5 52.7% $144.6 (8.4) % General & administrative expenses 40.2% $(106.7) 35.3% $(96.9) 10.1 % Operating expenses 90.2% $(239.3) 82.6% $(226.6) 5.6 % Equity in net income of nonconsolidated affiliates $0.0 $0.0 Noncontrolling interests $0.5 $0.6 Adjusted EBITDA $25.3 $47.0 (46.2) % Adjusted EBITDA margin 9.5% 17.1 % Reported EPS $0.05 $0.53 (90.5) % Adjusted EPS (see calculations on slides 28 and 29) $0.09 $0.56 (83.9) % In arriving at Adjusted EBITDA, the following were excluded: Unusual or nonrecurring items that are not typical of ongoing operations(1) $2.3 $2.0 Stock compensation expense $1.5 $1.3 Stock compensation expense included in overhead allocation $0.0 $0.5 Gain on disposal or impairment of assets $0.0 $(0.1) Reconciliations to GAAP provided on pages 28 to 32 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 6 Consolidated Results (continued) • The continued shift to more non-episodic admissions in home health and the resumption of sequestration impacted consolidated revenue. – Approximately 29% of total home health visits were non-episodic visits in Q1 2023, up from approximately 22% in Q1 2022, impacting revenue by approximately $5 million. – The resumption of sequestration decreased revenue approximately $5 million in Q1 2023 ($4 million home health; $1 million hospice). Consolidated Adjusted EBITDA decreased $21.7 million, or 46.2% year over year Consolidated revenue decreased $9.2 million, or 3.4% year over year Reconciliations to GAAP provided on pages 28 to 32 • Adjusted EBITDA decreased primarily due to the continued shift to more non-episodic admissions in home health, the resumption of sequestration, and increased general and administrative expenses. • General & administrative expenses were higher year over year primarily due to: – An increase in employee group medical claims – Approximately $2 million of incremental costs associated with being a stand-alone company – Vendor rebates received in Q1 2022 – Improved back office staffing in the field

Enhabit Home Health & Hospice 7 Consolidated Results (continued) Continued growth in Medicare Advantage Continued success in Recruitment and Retention • Continued increase in full-time nursing candidate pool drove 101 net new full-time nursing hires in Q1 2023 – Home health - 91 – Hospice - 10 • Implementation of new case management staffing model, including dedicated on-call and triage nurses, has mitigated most capacity issues for hospice locations. • Continued success with payor innovation team – Nine new agreements negotiated in Q1 > New national agreement with payor effective May 1, 2023 > Two new agreements with conveners with national reach effective May 1, 2023 > Remainder were regional agreements > Six of the nine agreements are at episodic rates.

Enhabit Home Health & Hospice 8 De Novos and Acquisitions Strategically reinvesting for growth • Added three new locations in Q1 2023 – Completed the acquisition of Specialty Home Health Care, Inc. in Evansville, Indiana on March 1, 2023 – Opened two hospice de novo locations > Lubbock, Texas and Corpus Christi, Texas locations began accepting patients during March 2023. Home Health Hospice Total December 31, 2020 241 82 323 De Novo Locations Opened 0 3 3 Acquired Locations 11 11 22 Merged/Closed Locations (1) 0 (1) December 31, 2021 251 96 347 De Novo Locations Opened 1 3 4 Acquired Locations 2 6 8 Merged/Closed Locations (2) 0 (2) December 31, 2022 252 105 357 De Novo Locations Opened 0 2 2 Acquired Locations 1 0 1 March 31, 2023 253 107 360 Location Count 241 251 252 253 82 96 105 107 Home Health Hospice 12/31/20 12/31/21 12/31/22 YTD 2023 0 100 200 300 400

Enhabit Home Health & Hospice 9 Home Health Segment ($ in millions) Q1 '23 vs. '222023 2022 Net service revenue $215.8 $224.9 (4.0) % Cost of services $108.2 $108.0 0.2 % Gross margin 49.9% 52.0 % General and administrative expenses $62.9 $58.7 7.2 % Noncontrolling interests $0.4 $0.5 Adjusted EBITDA $44.3 $57.7 (23.2) % % Adj. EBITDA margin 20.5% 25.7 % Operational metrics (Actual Amounts) Starts of care Episodic admissions 35,032 38,971 (10.1) % Non-episodic admissions 18,911 14,338 31.9 % Total admissions 53,943 53,309 1.2 % Same-store total admissions growth — % Episodic recertifications 23,674 25,808 (8.3) % Non-episodic recertifications 8,104 5,979 35.5 % Total recertifications 31,778 31,787 — % Same-store total recertifications growth (0.5) % Total starts of care 85,721 85,096 0.7 % Completed episodes 57,827 63,111 (8.4) % Revenue per episode $2,943 $3,038 (3.1) % Visits per episode 14.8 15.2 (2.6) % Total visits 1,205,700 1,228,084 (1.8) % Non-episodic visits 351,283 270,253 30.0 % Cost per visit $88 $86 2.3 % Reconciliations to GAAP provided on pages 28 to 32

Enhabit Home Health & Hospice 10 Home Health Segment (continued) • Revenue declined 4.0% primarily due to the continued payor mix shift to more non-episodic admissions and the resumption of sequestration. – The continued shift to more non-episodic admissions reduced revenue approximately $5 million. – The resumption of sequestration reduced revenue approximately $4 million. • Total admissions growth driven by 31.9% year over year growth in non-episodic admissions • Revenue per episode decreased 3.1% year over year primarily due to the resumption of sequestration and the timing of completed episodes partially offset by a 0.7% increase in Medicare reimbursement rates. • Adjusted EBITDA decreased primarily due to lower revenue and increased general and administrative expenses. – General and administrative expenses increased primarily due to: > An increase in employee group medical claims > Vendor rebates received in Q1 2022 > Improved back office staffing in the field • Cost per visit increased 2.3% year over year primarily due to merit and market rate increases for clinical staff, increased contract labor, and increased costs associated with employee group medical claims partially offset by improved clinical productivity. Home health total admissions increased 1.2% year over year

Enhabit Home Health & Hospice 11 Clinical Expertise and High-Quality Outcomes National Average Enhabit % Above National Average QoPC Star Rating(1) 3.2 3.7 16% HHCAHPS Star Rating(2) 3.6 3.7 3% 30-Day Hospital Readmission Rate(3) 18.2 14.6 360 bps better Standardized Protocols Motivated Clinicians Disciplined Use of Technology Superior Performance 94% of our home health agencies are 3 Stars or higher; 44% are 4 Stars or higher(1) 98% of our home health agencies are 3 Stars or higher; 69% are 4 Stars or higher(2) Percent of patients readmitted to an acute care hospital within 30 days of start of care 1) Quality of Patient Care (QoPC) Star Ratings as of April 2023 for dates of service (July 01, 2021-June 30, 2022) 2) Home Health Care Consumer Assessment of Healthcare Providers (HHCAHPS) Patient Survey Star Ratings as of January 2023 for dates of service (October 1, 2021 - September 30, 2022) 3) Research Institute for Home Care 2022 Chartbook (data from Medicare Standard Analytics Files for CY 2021) EHAB Data is CY 2022 (All payors)

Enhabit Home Health & Hospice 12 Hospice Segment ($ in millions) Q1 '23 vs. '222023 2022 Net service revenue $49.3 $49.4 (0.2) % Cost of services $24.4 $21.7 12.4 % Gross margin 50.5% 56.1 % General and administrative expenses $16.3 $14.9 9.4 % Noncontrolling interests $0.1 $0.1 — % Adjusted EBITDA $8.5 $12.7 (33.1) % % Adj. EBITDA margin 17.2% 25.7 % Operational metrics (Actual Amounts) Total admissions 3,122 3,246 (3.8) % Same-store total admissions growth (7.7) % Patient days 317,027 319,834 (0.9) % Discharged average length of stay 114 108 5.6 % Average daily census 3,523 3,554 (0.9) % Revenue per day $155 $154 0.6 % Cost per day $77 $68 13.2 % Reconciliations to GAAP provided on pages 28 to 32

Enhabit Home Health & Hospice 13 Hospice Segment (continued) Hospice average daily census decreased 0.9% year over year • Net service revenue was relatively flat to the prior year as the decline in average daily census and resumption of sequestration was offset by increased Medicare reimbursement rates. – Resumption of sequestration impacted revenue $1 million • Admissions decreased 3.8% year over year; increased 7.1% sequentially from Q4 – Average daily census decreased 1.8% sequentially due to the impact of short length of stay patients. • Revenue per day increased 0.6% year over year primarily due to increased Medicare reimbursement rates partially offset by the resumption of sequestration and patient mix. • Adjusted EBITDA decreased primarily due to higher cost of services resulting from increased labor costs. – Cost per day increased 13.2% year over year primarily due increased labor costs resulting from: > Implementation of the new case management model, including costs associated with dedicated on-call and triage nurses > Increased contract labor > An increase in employee group medical claims

Enhabit Home Health & Hospice 14 Consolidated Adjusted EBITDA ($ in millions) Q1 2023 % of Consolidated Revenue Q1 2022 % of Consolidated Revenue Home health segment Adjusted EBITDA $44.3 $57.7 Hospice segment Adjusted EBITDA $8.5 $12.7 Home office general & administrative expenses $(27.5) (10.4) % $(23.4) (8.5) % Consolidated Adjusted EBITDA $25.3 $47.0 Home office general & administrative expenses in the above table exclude: Unusual or nonrecurring items(1) $2.3 $2.0 Stock compensation $1.5 $1.3 Stock compensation expense included in overhead allocation $0.0 $0.5 Gain on disposal or impairment of assets $0.0 $(0.1) Home office general and administrative expenses increased as a percentage of revenue year over year primarily due to incremental costs associated with being a stand-alone company, a lower revenue base and an increase in employee group medical claims. Reconciliations to GAAP provided on pages 28 to 32 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 15 Debt & Liquidity Metrics ($ in millions) March 31, 2023 December 31, 2022 Advances under $350 million revolving credit facility, due 2027(1) $185.0 $190.0 $400 million term loan facility, due 2027(2) $383.1 $387.9 Finance lease obligations $4.3 $5.2 Total debt $572.4 $583.1 Less: Cash and cash equivalents $37.6 $22.9 Net debt $534.8 $560.2 Net debt to Adjusted EBITDA 4.2 x 3.8 x Trailing twelve-month Adjusted EBITDA $127.6 $149.3 Available liquidity(3) $107.6 $179.5 Reconciliations to GAAP provided on pages 28 to 32 (1) The Q1 2023 weighted average interest rate was 6.3% (SOFR + credit spread adjustment + 200 bps). (2) In October 2022, Enhabit entered into an interest rate swap to fix the rate on $200 million of its term loan. The swap fixes the SOFR component of the interest rate at 4.3%. (3) Cash plus the undrawn revolver balance, including letters of credit, equals $199.2 million as of March 31, 2023. Availability under our revolver is constrained by $91.6 million due to the consolidated net leverage covenant of 4.75x, resulting in net available liquidity of $107.6 million.

Enhabit Home Health & Hospice 16 Adjusted Free Cash Flow Adjusted free cash flow decreased year over year primarily due to the reduction in adjusted EBITDA and increase in cash interest payments offset by changes in working capital. • Credit agreement entered into on June 30, 2022 in connection with separation from Encompass; no cash interest payments in Q1 2022 • Timing of payroll impacted working capital year over year See uses of free cash flow on slide 20. ($ in millions) $40.6 $(21.7) $12.0$(10.2) $5.9 $1.7 $28.3 Adj. Free Cash Flow YTD 2022 Adjusted EBITDA Cash Interest Payments Change in Working Capital Cash Tax Payments, Net of Refunds Maintenance Capital Expenditures Adj. Free Cash Flow YTD 2023 $0 $10 $20 $30 $40 $50 Reconciliations to GAAP provided on pages 28 to 32

Enhabit Home Health & Hospice 17 2023 Guidance Reaffirmed as of May 9, 2023 Reconciliations to GAAP provided on pages 28 to 32 $ in millions, except per share data 2022 Actuals 2023 Guidance Net service revenue $1,071.1 $1,110 to $1,140 Adjusted EBITDA $149.3 $125 to $140 Adjusted EPS $1.36 $0.50 to $0.89

Enhabit Home Health & Hospice 18 Guidance Considerations • An increase of 0.7% in Medicare pricing prior to the resumption of sequestration in Q1 and Q2 • Continued shift to more non-episodic admissions • Cost per visit increase of 4% to 5% Home Health • An increase of 3.8% in Medicare pricing prior to the resumption of sequestration in Q1 and Q2 • Cost per patient day increase of 4% to 6% Hospice • Year-over-year increase in costs associated with being a stand-alone company = $9 to $10 million • Incremental expense of approximately $1 to $3 million for de novo locations • Incremental interest expense of $24 million to $31 million • Tax rate of approximately 26% • Diluted share count of approximately 50.1 million shares Consolidated

Enhabit Home Health & Hospice 19 Adjusted Free Cash Flow Assumptions Certain cash flow items (in millions) 2022 Full Year Q1 2023 2023 Assumptions Cash interest payments $12.9 $10.2 $39 to $45 Cash income tax payments, net of refunds 11.9 (5.9) $3 to $6 Working capital 35.7 (7.9) $5 to $15 Maintenance capital expenditures 4.5 0.6 $5 to $10 Adjusted free cash flow $84.3 $28.3 $49 to $88 Reconciliations to GAAP provided on pages 28 to 32 • Cash interest payments in full year 2022 include two quarters of impact from debt incurred as part of the separation from Encompass Health. Cash interest payments in full year 2023 reflect 12 months of payments, increased interest rates, and larger SOFR spread due to increased leverage. • Cash tax payments in 2022 resulted in a prepayment of approximately $11 million as of December 31, 2022.

Enhabit Home Health & Hospice 20 Uses of Adjusted Free Cash Flow Growth in Core Business (in millions) 2022 Full Year Q1 2023 2023 Assumptions De novos $1.2 $0.5 $2 to $4 Acquisitions(1)(2) $36.3 $2.8 TBD Debt redemptions (borrowings), net(3) $(10.0) $10.0 TBD (1) On January 1, 2022, Enhabit acquired a 50% equity interest from Frontier Home Health and Hospice, LLC in a joint venture with Saint Alphonsus system which operates home health and hospice locations in Boise, Idaho. The total purchase price was $15.9 million and was funded on December 31, 2021. (2) Completed the acquisition of Specialty Home Health Care, Inc. at a purchase price of $3.1 million, with a hold back of $0.3 million expected to be released November 1, 2024 (3) Amounts in this row do not include debt incurred as part of the separation transaction from Encompass Health in 2022.

Enhabit Home Health & Hospice 21 Appendix

Enhabit Home Health & Hospice 22 Overview 100 hospice locations co-located with home health locations(1) 11 states where we are #1 or #2 in home health(2) ~69% of total Medicare home health spend occurs in states in which we operate(2) Home Health Locations Hospice Locations Home Health & Hospice State Home Health Only State (1) As of March 31, 2023 (2) Based on 2020 Home Health Medicare revenues 107 Hospice Locations(1) 253 Home Health Locations(1) We are a leading provider of home health and hospice services that strives to provide superior, cost-effective care where patients prefer it: in thier homes For over 20 years, we've provided care with high-quality outcomes becoming a trusted partner of health systems, payors and other risk-bearing entities We operate nationally across 34 states with 10,000+ employees We foster an award-winning culture that is a strategic advantage in attracting and retaining talent and a main contributor to our continued success

Enhabit Home Health & Hospice 23 Growth Strategy Multi-faceted growth avenues with clearly defined areas of opportunity Drive organic growth at existing operations Execute on de novo strategy Pursue strategic acquisitions Leverage care transitions expertise Expand Medicare Advantage focus Explore adjacent service offerings Currently located in states that represent ~69% of 2020 total Medicare home health spend Open 10 de novo locations per year Identify and evaluate opportunities Attractive partner due to quality of outcomes, data management capabilities, scale and market density Total Medicare beneficiaries choosing Medicare Advantage expected to continue to grow Explore adjacent verticals to further bolster our footprint in home health services

Enhabit Home Health & Hospice 24 Home Health Operational Metrics (In Millions) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 FY 2022 FY 2021 Home health net service revenue $215.8 $215.8 $216.3 $220.2 $224.9 $877.1 $897.3 (Actual Amounts) Total admissions 53,943 50,048 49,739 49,399 53,309 202,495 200,626 Episodic admissions 35,032 34,572 35,487 36,106 38,971 145,136 155,357 Non-episodic admissions 18,911 15,476 14,252 13,293 14,338 57,359 45,269 Total recertifications 31,778 32,383 32,362 32,440 31,787 128,972 131,259 Episodic recertifications 23,674 25,279 25,821 25,993 25,808 102,901 111,394 Non-episodic recertifications 8,104 7,104 6,541 6,447 5,979 26,071 19,865 Total starts of care 85,721 82,431 82,101 81,839 85,096 331,467 331,885 Completed episodes 57,827 60,250 60,396 62,691 63,111 246,448 264,581 Avg. revenue per episode $2,943 $2,958 $3,009 $2,972 $3,038 $2,995 $2,954 Visits per episode 14.8 14.3 14.9 15.0 15.2 14.9 15.4 Total visits 1,205,700 1,159,420 1,175,002 1,217,447 1,228,084 4,779,953 4,969,699 Non-episodic visits 351,283 297,350 272,282 275,679 270,253 1,115,564 898,099 Cost per visit $88 $92 $92 $88 $86 $89 $83

Enhabit Home Health & Hospice 25 Hospice Operational Metrics (In Millions) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 FY 2022 FY 2021 Hospice net service revenue $49.3 $47.4 $49.4 $47.8 $49.4 $194.0 $209.3 (Actual Amounts) Total admissions 3,122 2,915 2,982 2,835 3,246 11,978 13,113 Patient days 317,027 330,102 320,732 313,718 319,834 1,284,386 1,372,980 Discharged average length of stay 114 110 103 109 108 108 107 Average daily census 3,523 3,588 3,486 3,447 3,554 3,519 3,762 Revenue per day $155 $144 $154 $152 $154 $151 $152 Cost per day $77 $74 $71 $69 $68 $70 $66

Enhabit Home Health & Hospice 26 Reconciliation of Historic Segment Adjusted EBITDA of Encompass Health to Enhabit Adjusted EBITDA PLACE HOLDER – WILL NEED: • EBITDA to Net income • Adjusted EPS to reported EPS and Net income Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 FY 2022 Encompass Health Segment Adjusted EBITDA $50.8 $61.7 $46.4 $52.6 $211.5 $50.1 $43.8 $93.9 Less: Overhead allocation from Encompass Health (3.8) (4.6) (3.9) (4.4) (16.7) (3.6) (4.1) (7.7) Add: stock compensation included in overhead allocation 0.2 0.9 0.5 0.8 2.4 0.5 0.6 1.1 Enhabit Adjusted EBITDA $47.2 $58.0 $43.0 $49.0 $197.2 $47.0 $40.3 $87.3 Reconciliations to GAAP provided on pages 28 to 32

Enhabit Home Health & Hospice 27 Payor Sources As a % of Revenue Q1 2023 Q1 2022 FY 2022 Consolidated Medicare 73.0% 79.2% 78.4 % Medicare Advantage 18.6% 12.6% 14.2 % Managed Care 7.1% 6.9% 6.1 % Medicaid 1.1% 1.3% 1.2 % Other 0.2% — % 0.1 % Total 100.0% 100.0% 100.0 % Home Health Medicare 67.7% 75.3% 73.8 % Medicare Advantage 22.8% 15.3% 17.3 % Managed Care 8.0% 7.9% 7.3 % Medicaid 1.3% 1.4% 1.4 % Other 0.2% 0.1% 0.2 % Total 100.0% 100.0% 100.0 % Hospice Medicare 96.5% 97.0% 98.8 % Managed Care 3.5% 2.2% 0.7 % Medicaid — % 0.8% 0.5 % Total 100.0% 100.0% 100.0%

Enhabit Home Health & Hospice 28 EPS Calculation: Q1 2023 Adjusted EPS – Q1 2023 ($ in millions, except per share amounts) As Reported Income Tax Adjustments Unusual or nonrecurring items that are not typical of ongoing operations As Adjusted Adjusted EBITDA $25.3 $— $— $25.3 Depreciation and amortization (7.8) — — (7.8) Interest exp. and amortization of debt discounts & fees (9.5) — — (9.5) Gain on disposal or impairment of assets — — — — Stock compensation expense (1.5) — — (1.5) Unusual or nonrecurring items that are not typical of ongoing operations(1) (2.3) — 2.3 — Net income before income taxes 4.2 — 2.3 6.5 Income tax (expense) benefit (1.5) 0.4 (0.6) (1.7) Net income attributable to Enhabit $2.7 $0.4 $1.7 $4.8 Diluted earnings per share $0.05 $0.01 $0.03 $0.09 Diluted shares 50.1 50.1 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 29 EPS Calculation: Q1 2022 Adjusted EPS – Q1 2022 ($ in millions, except per share amounts) As Reported Unusual or nonrecurring items that are not typical of ongoing operations As Adjusted Adjusted EBITDA $47.0 $— $47.0 Depreciation and amortization (8.5) — (8.5) Interest exp. and amortization of debt discounts & fees — — — Gain on disposal or impairment of assets 0.1 — 0.1 Stock compensation expense (1.3) — (1.3) Stock compensation included in overhead allocation (0.5) — (0.5) Unusual or nonrecurring items that are not typical of ongoing operations(1) (2.0) 2.0 — Net income before income taxes 34.8 2.0 36.8 Income tax expense (8.7) (0.5) (9.2) Net income attributable to Enhabit $26.1 $1.5 $27.6 Diluted earnings per share $0.53 $0.03 $0.56 Diluted shares 49.6 49.6 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 30 Reconciliation of Net Income to Adjusted EBITDA – Consolidated First Quarter ($ in millions) 2023 2022 Net income $3.2 $26.7 Income tax expense 1.5 8.7 Interest expense and amortization of debt discounts and fees 9.5 — Depreciation and amortization 7.8 8.5 Gain on disposal or impairment of assets — (0.1) Stock-based compensation 1.5 1.3 Stock-based compensation included in overhead allocation — 0.5 Net income attributable to noncontrolling interests (0.5) (0.6) Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.3 2.0 Adjusted EBITDA $25.3 $47.0 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 31 Reconciliation of Cash Provided by Operations to Adjusted EBITDA First Quarter ($ in millions) 2023 2022 Net cash provided by operating activities $29.6 $41.4 Interest expense and amortization of debt discounts and fees 9.5 — Equity in net income of nonconsolidated affiliates — — Net income attributable to noncontrolling interests in continuing operations (0.5) (0.6) Distributions from nonconsolidated affiliates — (0.2) Current portion of income tax expense 1.2 8.9 Change in assets and liabilities (16.5) (5.3) Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.3 2.0 Stock-based compensation included in overhead allocation — 0.5 Other (0.3) 0.3 Adjusted EBITDA $25.3 $47.0 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.

Enhabit Home Health & Hospice 32 Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow First Quarter ($ in millions) 2023 2022 Net cash provided by operating activities $29.6 $41.4 Cash expenditures for maintenance (0.6) (2.3) Distributions paid to non controlling interests of consolidated affairs (2.5) (0.5) Other working capital adjustments (0.5) (0.5) Items non-indicative of ongoing operations performance: Stock-based compensation included in overhead allocation — 0.5 Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.3 2.0 Adjusted free cash flow $28.3 $40.6 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review, shareholder activism defense, and non-routine litigation.